SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - October 16, 2006

ONSPAN NETWORKING, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-22991	87-0460247
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

4500 Cameron Valley Parkway, Suite 270, Charlotte, NC 28211
(Address of principal executive offices, including zip code)

21218 ST ANDREWS BLVD #610, BOCA RATON, FL 33433
(Former address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4  MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On October 16, 2006, the Company received notification from its former independent registered public accountants, Daszkal Bolton LLP (“Daszkal Bolton”), Certified Public Accountants, of Boca Raton, Florida, of their decision to resign as auditors for the Company. On November 6, 2006, the Company engaged Moore & Associates, Chartered (“Moore”), Certified Public Accountants, of Las Vegas, Nevada, as its principal accountants. The decision to change accountants was approved by the Board of Directors of the Company.

During the fiscal year ended September 30, 2005 and the subsequent interim periods until the change, there were no disagreements with Daszkal Bolton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Daszkal Bolton would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Daszkal Bolton has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The report of independent registered public accounting firm of Daszkal Bolton as of and for the year ended September 30, 2005, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. The report contained a “going concern” modification.

During the year ended September 30, 2005, and through November 6, 2006, the Company did not consult with Moore regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Daszkal Bolton prior to the date of the filing of this report. Daszkal Bolton has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Daszkal Bolton’s letter, dated November 1, 2006, is filed as Exhibit 16 to this Form 8-K.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired - not applicable
(b)	Pro Forma Financial Information - not applicable
(c)	Exhibits

Exhibit
Number
16 Letter from Daszkal Bolton LLP dated November 1, 2006, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONSPAN NETWORKING, INC.

November 6, 2006	/s/ Michael D. Pruitt
By: Michael D. Pruitt
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER

16	Letter from Daszkal Bolton LLP, dated November 1, 2006, to the Securities and Exchange Commission